UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

Dayforce, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Dayforce, Inc. (the “Company” or “Dayforce”) filed with the Securities and Exchange Commission on April 26, 2024 (the “Original Filing”) reporting the results of stockholder voting at the Company’s annual meeting held on April 26, 2024. This amendment is solely for the purpose of correcting a typographical error of the “Broker Non-Votes” as described in Item 5.07. Except as expressly stated herein and below, this Amendment No. 1 does not amend or update any other information contained in the Original Filing, which remains unchanged. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The results of voting by the Company’s stockholders were reported incorrectly on the Original Filing as the result of a typographical error. The correct voting results for such proposals, as reported by the Company’s independent inspector of election, were as follows, and the Original Filing is amended accordingly:

Proposal One: Election of directors

	For	Against	Abstain	Broker Non-Votes
Brent B. Bickett	143,740,851	2,613,402	17,999	3,756,508
Ronald F. Clarke	145,859,423	495,529	17,300	3,756,508
Deborah A. Farrington	144,863,351	1,499,819	9,082	3,756,508
Thomas M. Hagerty	145,299,483	1,054,934	17,835	3,756,508
Linda P. Mantia	145,197,263	1,165,326	9,663	3,756,508
David D. Ossip	144,397,055	1,769,986	205,211	3,756,508
Ganesh B. Rao	145,071,952	1,282,709	17,591	3,756,508
Andrea S. Rosen	145,675,355	687,853	9,044	3,756,508
Gerald C. Throop	145,255,332	1,107,487	9,433	3,756,508

Proposal Two: Advisory, non-binding vote on the compensation of Dayforce’s named executive officers

For	Against	Abstain	Broker Non-Votes
133,810,643	12,542,873	18,736	3,756,508

Proposal Three: Ratification of the appointment of KPMG LLP as Dayforce’s independent registered public accounting firm for the fiscal year ending December 31, 2024

For	Against	Abstain
146,772,968	3,337,868	17,924

The amended numbers have no impact on the outcome of the matters voted upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dayforce, Inc.

Date:	May 7, 2024	By:	/s/ William E. McDonald
Name: William E. McDonald
Title: Executive Vice President, General Counsel, and Corporate Secretary